UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22634

Blackstone Alternative Alpha Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, 28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Peter Koffler, Esq.

c/o Blackstone Alternative Asset Management L.P.

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Alternative Asset Management L.P.

ANNUAL REPORT

For the Year Ended March 31, 2015

Blackstone Alternative Alpha Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Alternative Alpha Fund:

We have audited the accompanying statement of assets and liabilities of Blackstone Alternative Alpha Fund (the “Fund”), including the schedule of investment, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone Alternative Alpha Fund as of March 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP,

New York, New York,

May 22, 2015

Member of

Deloitte Touche Tohmatsu

Blackstone Alternative Alpha Fund

Statement of Assets and Liabilities

As of March 31, 2015

Assets:
Investment in Blackstone Alternative Alpha Master Fund (“Master Fund”), at fair value (Cost $704,143,320)	$784,786,074
Cash	50,000
Investment subscription paid in advance to Master Fund	20,841,870
Receivable for redemption from Master Fund	8,827,307
Prepaid expenses	32,593
Interest receivable	312

Total assets	814,538,156

Liabilities:
Shareholder subscriptions received in advance	20,891,516
Shareholder redemptions payable	9,215,886
Payable to Investment Manager	1,093,928
Accrued expenses and other liabilities	1,645,825

Total liabilities	32,847,155

Net assets	$781,691,001

Components of Net Assets:
Paid-in capital	$678,247,394
Accumulated net investment loss	(5,348,595)
Accumulated net realized gain	28,149,448
Net unrealized appreciation on investments	80,642,754

Net assets	$781,691,001

Net Asset Value:
Net assets	$781,691,001
Shares of beneficial interests outstanding, no par value, unlimited shares authorized	619,997

Net asset value per share	$1,260.80

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund

Schedule of Investment

March 31, 2015

	Shares	Cost	Fair Value	Percentage of Total Net Assets
Blackstone Alternative Alpha Master Fund (“Master Fund”)	635,811	$704,143,320	$784,786,074	100.40%
Other assets, less liabilities			(3,095,073)	(0.40)%

Total Net Assets			$781,691,001	100.00%

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund

Statement of Operations

For the Year Ended March 31, 2015

Fund Income:
Interest	$7,588

Fund Expenses:
Distribution	4,109,537
Shareholder service	1,712,307
Printing	228,302
Administration	173,604
Transfer agent fees	154,661
Insurance	61,693
Professional	55,388
Trustees	30,995
Custody	7,689

Total Fund expenses	6,534,176

Expenses repaid to Investment Manager*	2,751

Fund expenses	6,536,927

Net Investment Loss	(6,529,339)

Net Increase in Net Assets from Investments:
Realized gain distribution from Master Fund	26,563,534
Realized gain from investment in Master Fund	3,006,917
Net change in unrealized appreciation from investment in Master Fund	40,219,700

Net Increase in Net Assets from Investments	69,790,151

Net Increase in Net Assets from Operations	$63,260,812

*	The repayment includes expenses incurred by the Fund and the Master Fund. See Note 6.

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(6,529,339)	$(3,327,950)
Realized gain distribution from Master Fund	26,563,534	5,003,779
Realized gain from investment in Master Fund	3,006,917	—
Net change in unrealized appreciation from investment in Master Fund	40,219,700	26,826,118

Net increase in net assets from operations	63,260,812	28,501,947

Distributions to shareholders	(6,707,449)	—

Capital Transactions:
Shareholder subscriptions	223,543,002	304,574,377
Reinvestment of dividends	6,199,335	—
Shareholder redemptions	(25,516,874)	(8,672,347)
Early withdrawal fee	60,793	18,699

Increase in net assets from capital transactions	204,286,256	295,920,729

Net Assets:
Total increase in net assets	260,839,619	324,422,676
Beginning of year	520,851,382	196,428,706

End of year	$781,691,001	$520,851,382

Accumulated net investment loss	$(5,348,595)	$(4,103,183)

Share Transactions:
Beginning of year	447,423	182,267
Shares issued	188,410	272,767
Shares reinvested	5,095	—
Shares redeemed	(20,931)	(7,611)

End of year	619,997	447,423

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund

Statement of Cash Flows

For the Year Ended March 31, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$63,260,812
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Realized gain distribution from Master Fund	(26,563,534)
Realized gain from investment in Master Fund	(3,006,917)
Net change in unrealized appreciation from investment in Master Fund	(40,219,700)
Purchase of investment in Master Fund and subscription paid in advance to Master Fund	(193,527,333)
Proceeds from redemption of investment in Master Fund	8,389,712
Decrease in prepaid expenses	1,349
Increase in interest receivable	(59)
Increase in payable to Investment Manager	741,566
Decrease in accrued expenses and other liabilities	(45,593)

Net cash used in operating activities	(190,969,697)

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions and subscriptions received in advance	206,674,451
Payments for shareholder distributions	(508,114)
Payments for shareholder redemptions of shares	(19,647,465)

Net cash provided by financing activities	186,518,872

Net change in cash	(4,450,825)
Cash, beginning of year	4,500,825

Cash, end of year	$50,000

Supplemental Disclosure of Non-cash Operating Activities:
Reinvestment of realized gain distributed from Master Fund	$26,563,534

Supplemental Disclosure of Non-cash Financing Activities:
Reinvestment of dividends	$6,199,335

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund

Financial Highlights

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$1,164.11	$1,077.70	$1,000.00
Income from Investment Operations:
Net investment loss[1]	(11.52)	(10.12)	(1.84)
Net realized and unrealized gain from investments	119.39	96.47	85.33

Net income from investment operations	107.87	86.35	83.49

Distribution to shareholders	(11.29)	—	(5.81)

Early withdrawal fee	0.11	0.06	0.02

Net Asset Value, End of Year	$1,260.80	$1,164.11	$1,077.70

Financial Ratios:
Distribution and service fees	0.85%	0.85%	0.85%
Other expenses to average net assets for the Fund before repayment/(reimbursement) to/from Investment Manager	0.10%	0.38%	1.16%
Repayment/(Reimbursement) to/from Investment Manager[2]	0.00%	(0.33)%	(1.83)%

Total expenses to average net assets for the Fund after repayment/(reimbursement) to/from Investment Manager[3]	0.95%	0.90%	0.18%

Net investment loss to average net assets for the Fund	(0.95)%	(0.90)%	(0.18)%

Portfolio turnover[4]	8.68%	10.30%	9.01%

Total return	9.31%	8.02%	8.38%

Net assets, end of year (000s)	$781,691	$520,851	$196,429

[1]	Calculated using average shares outstanding during the year.
[2]	The repayment/reimbursement includes expenses incurred by the Fund and the Master Fund. See Note 6.
[3]

In accordance with the Expense Limitation and Reimbursement Agreement, Specified Expenses of the Master Fund are included in the limitation of the Expense Cap. See Note 6. The expenses of the Master Fund represent 1.53%, 1.56% and 2.27% on an annualized basis, of average net assets for the Fund for the years ended March 31, 2015, March 31, 2014 and March 31, 2013, respectively. The net expense ratio for the Fund, including the applicable Master Fund expenses, is 2.48%, 2.46% and 2.45%, on an annualized basis, for the years ended March 31, 2015, March 31, 2014 and March 31, 2013, respectively.

[4]	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The computation of such ratios does not reflect the Fund’s share of the income and expenses of the underlying Investee Funds held by the Master Fund. The individual shareholder’s total return may vary from this total return based on the timing of capital transactions.

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund

Notes to Financial Statements

March 31, 2015

1. Organization

Blackstone Alternative Alpha Fund (the “Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company, commenced operations on April 1, 2012. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund pursues its objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a continuously offered, closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund.

The Master Fund’s consolidated financial statements and notes to consolidated financial statements, included elsewhere within this report, are an integral part of the Fund’s financial statements and should be read in conjunction with these financial statements. As of March 31, 2015, the Fund held a 96.22% ownership interest in the Master Fund.

The investment manager of the Fund and the Master Fund is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Fund and the Master Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, the commodity pool operator of the Fund and the Master Fund, is registered as such with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Fund and the Master Fund supervises the conduct of the Fund’s and the Master Fund’s affairs and, pursuant to their investment management agreements, has engaged BAAM to manage the Fund’s and the Master Fund’s day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2. Basis of Presentation

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

3. Significant Accounting Policies

Fair Value Measurements

Investment in the Master Fund

The Fund’s investment in the Master Fund is recorded at fair value and is based upon the Fund’s percentage ownership of the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund.

Blackstone Alternative Alpha Fund

Notes to Financial Statements (Continued)

March 31, 2015

See Note 3 to the Master Fund’s consolidated financial statements for the determination of fair value of the Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. Income and expense, including interest, are recorded on an accrual basis.

The net realized gains or losses from investment in the Master Fund are recorded when the Fund redeems or partially redeems its interest in the Master Fund or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

Cash

At March 31, 2015, the Fund had $50,000 of cash held at a major U.S. bank.

Contingencies

Under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), the Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Income Taxes

The Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund files U.S. federal and various state and local tax returns.

Management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns for the current open tax years ending October 31, 2012, October 31, 2013 and October 31, 2014 and has concluded, as of March 31, 2015, that no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares (defined below) of the Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date.

Recent Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurements: Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The amendment removes the requirement to categorize within the fair value hierarchy all investments for which

Blackstone Alternative Alpha Fund

Notes to Financial Statements (Continued)

March 31, 2015

fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted. The Fund did not early adopt this guidance as of year-end and is evaluating the impact of ASU 2015-07 on future reporting periods.

4. Fair Value Hierarchy

Current fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund may, as a practical expedient, estimate the fair value of the investment in the Master Fund based on the reported net asset value per share or its equivalent if the reported net asset value of the investment in the Master Fund is calculated in a manner consistent with the measurement principles applied to investment companies. The hierarchy established under the fair value guidance gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement or based on liquidity, as indicated by the redemption terms:

Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The Fund does not adjust the quoted price for these investments.

Level 2 – Quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

The Fund’s investment in the Master Fund shall be categorized within Level 2 if the Fund has the ability to redeem its investment in the Master Fund at the reported net asset value per share (or its equivalent) at the measurement date or within 90 days thereof, upon no greater than 90 days prior written notice.

Level 3 – Pricing inputs are unobservable for the investment and include instances where there is little, if any, market activity for the investment.

The Fund has categorized within Level 3, its investment in the Master Fund that is subject to a minimum holding period or lockup greater than 90 days from the measurement date, are in liquidation, cannot be redeemed within 90 days of the measurement date, are subject to redemption notice periods in excess of 90 days, have limited the individual amount of shareholder redemptions and/or aggregate amount of shareholder redemptions, or have suspended redemptions.

The classification of investment in the Master Fund in the table below is indicative of the Fund’s classification of its investment in the Master Fund. It is not meant to be indicative of the classification of investments in Investee Funds of the Master Fund within the fair value hierarchy.

The following is a summary categorization, as of March 31, 2015, of the Fund’s investment based on the level of inputs utilized in determining the value of such investments:

Investments	Level 1	Level 2	Level 3	Total
Investment in the Master Fund	$—	$—	$784,786,074	$784,786,074
	$—	$—	$784,786,074	$784,786,074

Blackstone Alternative Alpha Fund

Notes to Financial Statements (Continued)

March 31, 2015

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair value are as follows:

Investment in Master Fund
Beginning Balance April 1, 2014	$524,942,992
Transfers into Level 3	—
Transfers out of Level 3	—
Realized gain	3,006,917
Net change in unrealized appreciation	40,219,700
Reinvestment of realized gains	26,563,534
Purchases	207,269,950
Sales	(17,217,019)

Ending Balance March 31, 2015	$784,786,074

Change in unrealized appreciation related to investments still held as of March 31, 2015	$42,503,803

The Fund recognizes transfers within the fair value hierarchy as of the beginning of the year. There were no transfers between Levels 1, 2, or 3 for the year ended March 31, 2015.

5. Fund Terms

Issuance of Shares

The Fund will issue shares of beneficial interest (“Shares”) to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares.

The Fund reserves the right to reject, in whole or in part, any applications for subscriptions of Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

Repurchase of Shares

The Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of such Shares will be subject to an early withdrawal fee of 2% of the aggregate net asset value of the Shares repurchased by the Fund. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendations.

The Investment Manager expects to recommend quarterly repurchases. Since the Fund’s assets consist primarily of its investment in the Master Fund, the ability of the Fund to have its Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy.

Blackstone Alternative Alpha Fund

Notes to Financial Statements (Continued)

March 31, 2015

6. Related Party Transactions

Management Fee

The Investment Manager will not charge the Fund an advisory fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Master Fund pays the Investment Manager a management fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value. The Management Fee for any period less than a full quarter is prorated.

Expense Limitation and Reimbursement

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement (the “Agreement”) with the Fund to limit the amount of the Fund’s Specified Expenses (as defined below) not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”). Specified Expenses includes all expenses of the Fund and the Fund’s pro-rata share of expenses incurred by the Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and Service Fee (as defined below), (iii) fees and expenses of the limited partnerships and investment funds (“Investee Funds”) in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or the Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceeds the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Manager may discontinue its obligations under the Agreement at any time in its sole discretion after August 31, 2016 upon written notice to the Fund. The Fund has agreed to repay the amounts borne by the Investment Manager under the Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, to the extent the estimated annualized Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for a given month are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The repayment may not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month of repayment to exceed the Expense Cap. As of March 31, 2015, the repayments that potentially may be made by the Fund to the Investment Manager total $3,570,345. Of this amount, repayments of $2,335,453 have a maximum expiration date of March 31, 2016 and repayments of $1,234,892 have a maximum expiration date of March 31, 2017.

Distribution and Servicing Agreement

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares of the Fund (the “Distributor”). The Fund pays the Distributor a fee (the “Distribution and Service Fee”) equal to 0.85% (annualized) of the average net assets of the Fund.

Expense Payments

The Investment Manager pays expenses on behalf of the Fund and is subsequently reimbursed for such payments. Subject to the Expense Limitation and Reimbursement Agreement, the Fund repaid $2,751 of the reimbursement amount which increased the amount payable by the Fund to the Investment Manager for repayment of such expenses. As of March 31, 2015, the Fund had a net payable to the Investment Manager of $1,093,928 recorded in the Statement of Assets and Liabilities.

7. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the Investee Funds held by the Master Fund may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Fund’s market

Blackstone Alternative Alpha Fund

Notes to Financial Statements (Continued)

March 31, 2015

risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic concentration risk. The Investee Funds held by the Master Fund invest in these instruments for trading and hedging purposes. The Fund is indirectly subject to certain risks arising from investments made by the Investee Funds held by the Master Fund.

Market Risk

The Fund, through its investments in Investee Funds held by the Master Fund, has exposure to financial instrument transactions which may have off-balance sheet market risk. Off-balance sheet market risk is the risk of potential adverse changes to the value of financial instruments and derivatives because of changes in market conditions such as interest and currency rate movements. See notes to the Consolidated Master Fund’s financial statements.

Credit Risk

The Fund is subject to certain inherent credit risks arising from transactions involving derivative financial instruments by exposure through the Master Fund’s investments. Credit risk is the amount of accounting loss that the Fund would incur if a counterparty fails to perform its obligations under contractual terms. See notes to the Consolidated Master Fund’s financial statements.

8. Income Taxes

The tax character of dividends paid to shareholders during the year January 1, 2014 to December 31, 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$3,628,932	$3,078,517	$6,707,449	$—	$6,707,449

There were no dividends paid to shareholders during the period January 1, 2013 to December 31, 2013.

As of the tax year ended October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$3,078,517	$—	$21,271,007	$24,349,524

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Blackstone Alternative Alpha Fund

Notes to Financial Statements (Continued)

March 31, 2015

Accordingly, the following permanent differences, primarily due to nondeductible net operating loss, have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2014:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$5,283,927	$—	$(5,283,927)

9. Subsequent Events

The Fund has evaluated the impact of subsequent events through the date of financial statement issuance.

On March 26, 2015, the Fund commenced an offer to purchase (“Offer”) up to 91,887 Shares at a price equal to the Shares’ net asset value effective as of June 30, 2015. As of April 27, 2015, the expiration date of the Offer, 7,661 Shares were tendered for repurchase and such tendered Shares have been accepted for repurchase by the Fund.

Blackstone Alternative Alpha Fund

Supplemental Information

March 31, 2015 (Unaudited)

Management of the Fund

The Fund’s operations are managed by the Investment Manager under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund, (the “Independent Trustees”). The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Declaration of Trust. The Trustees serving on the Board of Trustees were elected by the initial shareholder of the Fund. The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund and the board of trustees of the Blackstone Alternative Alpha Fund II (“BAAF II”), an affiliate of the Fund that also invests substantially all of its assets in the Master Fund. The Fund, Master Fund and BAAF II will be referred to together herein as the “Master-Feeder Funds.”

Compensation for Trustees

The Master-Feeder Funds pay no compensation to any of its officers or to the Trustees who are not Independent Trustees. Each Independent Trustee is paid by the Master-Feeder Funds $30,000 per fiscal year in aggregate for his or her services to the Master-Feeder Funds. The Chairman of the Board of Trustees of the Master-Feeder Funds and the Chair of the Audit Committee each receive an additional $2,000 per fiscal year. The Trustees are reimbursed by the Master-Feeder Funds for their travel expenses related to Board meetings, continuing education and conferences.

INDEPENDENT TRUSTEES
Name and Year of Birth	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
John M. Brown (1959)	Trustee	Since 1/2012	Retired (2012 to present) Independent Consultant (2010 to 2012) Principal, Aquiline Holdings (Private Equity) (2006 to 2010)	5	None
Frank J. Coates (1964)	Trustee	Since 1/2012	CEO, Wheelhouse Analytics, LLC (2010 to present) (Technology Solutions) CEO, Coates Analytics, LP (PNC Bank) (2005 to 2010) (Technology Solutions)	5	Member of Board of Managers of Evermore Global Advisors, LLC

Blackstone Alternative Alpha Fund

Supplemental Information (Continued)

March 31, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name and Year of Birth	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
Paul J. Lawler (1948)	Trustee	Since 1/2012	Retired (2010 to present) VP Investments & Chief Investment Officer, W.K. Kellogg Foundation and W.K. Kellogg Foundation Trust (1998 to 2010)	5	Trustee, First Eagle Variable Funds (1 portfolio), Trustee, First Eagle Funds (8 portfolios); Trustee (Audit Committee and Finance Committee Member), American University in Cairo
Kristen M. Leopold (1967)	Trustee	Since 1/2012	CFO, KL Associates LLC (CFO Consulting) (2005 to present) CFO, WFL Real Estate Services, LLC (2007 to present)	5	Trustee, CPG Alternative Strategies Fund, LLC; Trustee, CPG Carlyle Private Equity Fund, LLC; Trustee, CPG Carlyle Private Equity Master Fund, LLC

Blackstone Alternative Alpha Fund

Supplemental Information (Continued)

March 31, 2015 (Unaudited)

INTERESTED TRUSTEES
Name and Year of Birth of Interested Trustees	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
Peter Koffler(3) (1958)	Trustee	Since 12/2012	Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2012 to present) Chief Compliance Officer, The Blackstone Group L.P. (2013—Present) General Counsel, Blackstone Alternative Asset Management L.P. (2010 to present) Managing Director(4), Blackstone Alternative Asset Management L.P. (2006 to 2012) Chief Compliance Officer, Blackstone Alternative Asset Management L.P. (2008 to 2012)	5	None

OFFICERS
Name and Year of Birth	Positions Held with the Trust	Term of Office(5)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	Since 11/2011	Managing Director(4), Blackstone Alternative Asset Management L.P. (2014 to present) Vice President, Blackstone Alternative Asset Management L.P. (2011 to 2013) Associate, Blackstone Alternative Asset Management L.P. (2010 to 2011) Associate, Merrill Lynch and Bank of America Merrill Lynch (2008 to 2010)
Brian F. Gavin (1969)	President (Principal Executive Officer)	Since 11/2011	Chief Operating Officer & Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2007 to present)
Hayley Stein (1977)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 12/2012	Managing Director(4), Blackstone Alternative Asset Management L.P. (2011 to present) Chief Compliance Officer, Blackstone Alternative Asset Management L.P. and BAIA (2013 to present) Vice President, Blackstone Alternative Asset Management L.P. (2006 to 2011)

Blackstone Alternative Alpha Fund

Supplemental Information (Continued)

March 31, 2015 (Unaudited)

OFFICERS
Name and Year of Birth	Positions Held with the Trust	Term of Office(5)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	Since 11/2011	Chief Financial Officer & Managing Director(4), Blackstone Alternative Asset Management L.P. (2007 to present)
James Hannigan (1983)	Chief Legal Officer	Since 03/2015	Vice President, Blackstone Alternative Asset Management L.P. (2014 to present) Associate, Blackstone Alternative Asset Management L.P. (2012 to 2013) Assistant Vice President, FRM Americas, LLC (2011 to 2012) Associate, Wilke, Farr & Gallagher (2008 to 2011)

(1)

Term of office of each Trustee is indefinite, until his or her resignation, removal or death. Any Trustee of the Master-Feeder Funds may be removed from office in accordance with the provisions of the Declaration of Trust and Bylaws.

(2)	The “Fund Complex” consists of the Master-Feeder Funds, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.
(3)	Mr. Koffler is an “interested person” of the Master-Feeder Funds, as defined by the 1940 Act, due to his position with the Adviser and its affiliates.
(4)	Executive title, not a board of directorship.
(5)	Term of office for each Officer is indefinite, until his or her resignation, removal or disqualification.

Allocation of Investments

The Fund invests substantially all of its assets in the Master Fund. See the Consolidated Master Fund’s supplemental information for the allocation of investments among asset classes.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Fund’s and the Master Fund’s portfolio securities, and information regarding how the Fund and the Master Fund voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, 2014 is available (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Fund’s registration statement and statement of additional information includes additional information about the Trustees of the Fund. The registration statement and statement of additional information is available, without charge, upon request by calling 1-855-890-7725.

Privacy Policy

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number and income

■    Assets and investment experience

■    Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Privacy Policy (continued)

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund

What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

■    open an account or give us your income information

■    provide employment information or give us your contact information

■    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.

Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Alternative Alpha Master Fund and Subsidiary:

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Alternative Alpha Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of March 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investee funds owned as of March 31, 2015, by correspondence with the investee funds’ investment advisor or administrator. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone Alternative Alpha Master Fund and Subsidiary as of March 31, 2015, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP,

New York, New York,

May 22, 2015

Member of

Deloitte Touche Tohmatsu

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of March 31, 2015

Assets:
Investments in Investee Funds, at fair value (Cost $676,157,195)	$805,221,187
Cash	14,235,165
Investment subscriptions paid in advance to Investee Funds	15,900,000
Receivable from investments sold	16,419,501
Interest receivable	932

Total assets	851,776,785

Liabilities:
Shareholder subscriptions received in advance	23,578,924
Shareholder redemptions payable	9,043,360
Management fees payable	2,493,799
Payable to Investment Manager	594,020
Accrued expenses and other liabilities	468,940

Total liabilities	36,179,043

Net assets	$815,597,742

Components of Net Assets:
Paid-in capital	$728,652,656
Accumulated net investment loss	(16,593,880)
Accumulated net realized loss	(25,525,026)
Net unrealized appreciation on investments	129,063,992

Net assets	$815,597,742

Net Asset Value:
Net assets	$815,597,742
Shares of beneficial interests outstanding, no par value, unlimited shares authorized	660,774

Net asset value per share	$1,234.31

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments

March 31, 2015

	Shares	Cost	Fair Value	Percentage of Total Net Assets	Redemptions Permitted(1)	Redemption Notification Period(1)
Investments in Investee Funds:
Equity(a)
Bay Pond Partners, L.P.(2)		$44,700,000	$53,258,244	6.53%	Semi-annually – Non-Redeemable	45 Days – Non-Redeemable
AKO Partners L.P.(3)		42,296,865	51,351,636	6.30%	Quarterly	90 Days
Shearwater Offshore, Ltd.(3)	475,000	47,500,000	49,925,042	6.12%	Annually	60 Days
Coatue Qualified Partners, L.P.		46,300,000	49,075,244	6.02%	Quarterly	45 Days
Samlyn Offshore, Ltd.(3)	36,483	37,000,000	46,274,657	5.67%	Semi-annually	45 Days
Glenview Institutional Partners, L.P.		29,400,000	44,516,415	5.46%	Quarterly	45 Days
JANA Nirvana Fund, L.P.		41,336,316	44,411,578	5.45%	Quarterly	60 Days
Southpoint Qualified Fund LP		35,300,000	43,952,887	5.39%	Quarterly	60 Days
Pershing Square, L.P.		29,936,407	40,394,342	4.95%	Quarterly	65 Days
Hoplite Partners, L.P.		34,600,000	39,557,017	4.85%	Quarterly	45 Days
Turiya Fund LP		20,089,088	31,327,034	3.84%	Quarterly	45 Days
Viking Global Equities III Ltd.(3)	6,279	12,400,000	19,285,535	2.36%	Annually	45 Days
Visium Balanced Offshore Fund, Ltd.(3)	4,683	9,230,000	12,896,450	1.58%	Quarterly	60 Days
Soroban Opportunities Cayman Fund Ltd(3)	10,000	10,000,000	10,686,430	1.31%	Quarterly	60 Days
Soroban Cayman Fund Ltd(3)	3,628	6,936,000	8,547,225	1.05%	Quarterly	60 Days

Total		447,024,676	545,459,736	66.88%

Event-Driven(b)
Corvex Partners LP		60,530,000	75,090,032	9.21%	Quarterly	60 Days

Credit-Driven(c)
Magnetar Constellation Fund, Ltd(3)	47,800	47,800,000	53,083,121	6.51%	Quarterly	90 Days

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2015

	Shares	Cost	Fair Value	Percentage of Total Net Assets	Redemptions Permitted(1)	Redemption Notification Period(1)
Multi-Category(d)
Elliott International Limited(3)	23,640	$24,465,918	$25,084,051	3.07%	Quarterly – Semi-annually	60 Days
HBK Multi-Strategy Offshore Fund Ltd.(3)	18,953	18,976,601	19,820,006	2.43%	Quarterly	90 Days

Total		43,442,519	44,904,057	5.50%

Global Macro(e)
Tudor BVI Global Fund Ltd.(3)	316	39,110,000	43,447,339	5.33%	Quarterly	60 Days

Relative Value(f)
Renaissance Institutional Diversified Alpha Fund International L.P.(3)		27,000,000	30,598,226	3.75%	Monthly	45 Days

Managed Futures(g)
BlueTrend Fund Limited(3)	39,175	11,250,000	12,638,676	1.55%	Monthly	30 Days

Total Investments in Investee Funds(4)(5)		$676,157,195	$805,221,187	98.73%

Other assets, less liabilities			10,376,555	1.27%

Total Net Assets			$815,597,742	100.00%

Percentage represents each respective investment in Investee Fund at fair value as compared to total net assets.

The Consolidated Master Fund is not able to obtain information about certain specific investments held by the Investee Funds due to lack of available data.

Investee Funds are organized in the United States, unless otherwise noted.

Investee Funds are non-income producing securities.

(1)	Reflects general redemption terms for each Investee Fund. See Note 4 for Fair Value Hierarchy disclosure.
(2)	Investee Fund is held by Blackstone Alternative Alpha Sub Fund I Ltd., which is wholly-owned by the Master Fund.
(3)	Investee Fund is organized in a non-U.S. offshore jurisdiction.
(4)	The total cost of Investee Funds organized in the United States is $342,191,811, with a fair value of $421,582,793.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2015

(5)	The total cost of Investee Funds organized in non-U.S. offshore jurisdictions is $333,965,384, with a fair value of $383,638,394.
(a)

The Equity strategy generally includes equity-focused Investee Funds with a bottom-up analysis that do not actively trade exposures, with trading strategies focusing on shorter-term dynamics and appreciation for market technicals, top-down thematic/macro views and technically driven statistical arbitrage with fundamental quantitative long/short strategies.

(b)

The Event-Driven strategy generally includes Investee Funds that are generally event-driven-focused and seek returns by investing in strategies including catalyst events, share class arbitrage, share buybacks, post re-organization equity, recapitalizations, spin-offs and stub trades.

(c)

The Credit-Driven strategy generally includes credit-driven focused Investee Funds with a focus on fundamental hedged products or otherwise low net exposure, positional concentration and opportunistic directional exposures, mortgages and non-mortgage asset-backed securities.

(d)	The Multi-Category strategy generally includes Investee Funds that invest across multiple strategies.
(e)	The Global Macro strategy generally includes global macro-focused Investee Funds with discretionary, directional and inter-country exposure to commodities, equity, interest rates and currencies.
(f)	The Relative Value strategy generally includes relative value-focused Investee Funds with a focus on long/short managers with fundamentally hedged products or otherwise low net exposure.
(g)	The Managed Futures strategy generally includes managed futures-focused Investee Funds that invest in systematic futures and foreign exchange forward trading strategies.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended March 31, 2015

Net Investment Loss:
Income:
Interest	$13,226

Expenses:
Management fees	8,870,438
Administration	497,216
Risk monitoring	397,142
Legal	276,702
Insurance	190,525
Commitment fees	187,134
Professional	139,084
Trustee	107,861
Custody	55,400
Transfer agent fees	48,069
Interest	32,489
Other	25,795

Total expenses	10,827,855

Net Investment Loss	(10,814,629)

Net Increase in Net Assets from Investments:
Net realized gain from investments in Investee Funds	7,655,784
Net change in unrealized appreciation from investments in Investee Funds	75,459,125

Net Increase in Net Assets from Investments	83,114,909

Net Increase in Net Assets from Operations	$72,300,280

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(10,814,629)	$(5,832,515)
Net realized gain from investments in Investee Funds	7,655,784	830,538
Net change in unrealized appreciation from investments in Investee Funds	75,459,125	36,925,194

Net increase in net assets from operations	72,300,280	31,923,217

Distributions to shareholders	(27,484,041)	(5,017,393)

Capital Transactions:
Shareholder subscriptions	227,436,891	305,037,234
Shareholder redemptions	(17,448,256)	—
Reinvestment of dividends	27,484,041	5,017,393

Increase in net assets from capital transactions	237,472,676	310,054,627

Net Assets:
Total increase in net assets	282,288,915	336,960,451
Beginning of year	533,308,827	196,348,376

End of year	$815,597,742	$533,308,827

Accumulated net investment loss	$(16,593,880)	$(9,138,840)

Share Transactions:
Beginning of year	459,457	182,177
Shares issued	192,587	272,912
Shares redeemed	(14,398)	—
Shares reinvested	23,128	4,368

End of year	660,774	459,457

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$72,300,280
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in Investee Funds	(7,655,784)
Net change in unrealized appreciation from investments in Investee Funds	(75,459,125)
Purchase of investments in Investee Funds and subscriptions paid in advance to Investee Funds	(232,078,000)
Proceeds from redemptions of investments in Investee Funds	45,181,904
Decrease in interest receivable	245
Increase in management fees payable	922,031
Increase in payable to Investment Manager	224,691
Increase in accrued expenses and other liabilities	59,577

Net cash used in operating activities	(196,504,181)

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions and subscriptions received in advance	213,776,328
Payments for shareholder redemptions of shares	(8,404,896)
Proceeds from borrowings under credit facility	33,900,000
Repayment of borrowings under credit facility	(33,900,000)

Net cash provided by financing activities	205,371,432

Net change in cash	8,867,251
Cash, beginning of year	5,367,914

Cash, end of year	$14,235,165

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$32,489

Supplemental Disclosure of Non-cash Financing Activities:
Reinvestment of dividends	$27,484,041

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Per Share Opening Performance:
Net Asset Value, Beginning of Year	$1,160.74	$1,077.79	$1,000.00
Income from Investment Operations:
Net investment loss [1]	(18.30)	(17.68)	(23.23)
Net realized and unrealized gain from investments	136.51	114.37	102.99

Net income from investment operations	118.21	96.69	79.76

Distributions to shareholders	(44.64)	(13.74)	(1.97)

Net Asset Value, End of Year	$1,234.31	$1,160.74	$1,077.79

Financial Ratios:
Expenses to average net assets	1.53%	1.57%	2.28%

Net investment loss to average net assets	(1.53)%	(1.56)%	(2.27)%

Portfolio turnover	8.68%	10.30%	9.01%

Total return	10.33%	8.98%	7.99%

Net assets, end of year (000s)	$815,598	$533,309	$196,348

[1]	Calculated using average shares outstanding during the year.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The ratios do not reflect the Consolidated Master Fund’s share of the income and expenses of the underlying Investee Funds.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2015

1. Organization

Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non- diversified, closed-end management investment company, commenced operations on April 1, 2012. Blackstone Alternative Alpha Fund (“BAAF”) and Blackstone Alternative Alpha Fund II (“BAAF II, and together with BAAF, the “Feeder Funds” and the Feeder Funds together with the Master Fund, the “Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public-equity and fixed income markets.

The Master Fund owns 100% of the shareholder interest of Blackstone Alternative Alpha Sub Fund I Ltd. (the “Intermediate Fund”), an exempted company incorporated under the laws of the Cayman Islands on March 14, 2012 for the purpose of facilitating the implementation of the Master Fund’s investment objectives. The Consolidated Financial Statements include the financial statements of the Master Fund and the Intermediate Fund (collectively, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Master Fund, the Feeder Funds and the Intermediate Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, the commodity pool operator of the Master Fund, the Feeder Funds and the Intermediate Fund, is registered with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act, with respect to the Master Fund and the Feeder Funds, and Rule 4.7, with respect to the Intermediate Fund, from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to their investment management agreements, has engaged BAAM to manage the Consolidated Master Fund’s and Feeder Funds’ day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Master Fund.

2. Basis of Presentation

The Consolidated Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. All intercompany accounts and transactions have been eliminated in consolidation.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

3. Significant Accounting Policies

Fair Value Measurements

Valuation Process

The valuation of the Consolidated Master Fund’s investments is reviewed monthly by the valuation committee (“Valuation Committee”). The Valuation Committee is delegated by the Board with the

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2015

administration and oversight of the Consolidated Master Fund’s valuation policies and procedures. The Valuation Committee determines the fair value of investments in accordance with the current fair value guidance and as described below. In the event the Valuation Committee determines, in its discretion and based on its own due diligence and investment monitoring procedures, that the valuation of any investment determined, as set forth below, does not represent fair value, the Valuation Committee will value such investments at fair value in accordance with procedures adopted in good faith and approved by the Board, as may be amended from time to time.

Investments in Investee Funds

The fair value of investments in limited partnerships and investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent, as a practical expedient for fair value.

The Consolidated Master Fund may, as a practical expedient, estimate the fair value of an Investee Fund based on the reported net asset value per share or its equivalent (“NAV”) if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”). In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund’s process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund’s audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds’ management fees and incentive allocations/fees are reflected in the net increase in net assets from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of, the financial instruments held by the Investee Funds may hinder the Investment Manager’s ability to effectively manage and mitigate these risks.

The fair value of the Consolidated Master Fund’s assets and liabilities which qualify as Financial Instruments under the existing accounting guidance for Financial Instruments, approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities due to their short term nature.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. Income and expenses, including interest, are recorded on an accrual basis.

The net realized gains or losses from investments in Investee Funds are recorded when the Consolidated Master Fund redeems or partially redeems its interest in the Investee Funds or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

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Notes to Consolidated Financial Statements (Continued)

March 31, 2015

Cash

At March 31, 2015, the Consolidated Master Fund had $14,235,165 of cash held at a major U.S. bank.

Contingencies

Under the Master Fund’s Declaration of Trust, the Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund.

Additionally, in the normal course of business, the Consolidated Master Fund enters into contracts that contain a variety of representations and indemnifications. The Consolidated Master Fund’s maximum exposure under these arrangements is unknown. However, the Consolidated Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Income Taxes

The Consolidated Master Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Consolidated Master Fund files U.S. federal and various state and local tax returns.

Management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns for the current open tax years ending October 31, 2012, October 31, 2013 and October 31, 2014, and has concluded, as of March 31, 2015, that no provision for income tax would be required in the Consolidated Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

The Intermediate Fund is a controlled foreign corporation (“CFC”) for U.S. income tax purposes, and is therefore not subject to U.S. income tax. However, as a wholly-owned CFC, the Intermediate Fund’s net income and capital gains, to the extent of its earnings and profits, are consolidated into the Master Fund’s investment company taxable income.

For the current open tax years and for all major jurisdictions, management of the Intermediate Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Master Fund will be reinvested in additional Shares (defined below) of the Master Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex- dividend date.

Borrowings Under Credit Facility

The Master Fund has a secured revolving borrowing facility (the “Facility”) for $43,000,000 (the “Maximum Principal Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Master Fund. Under the terms of the agreement, the Maximum Principal Amount

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Notes to Consolidated Financial Statements (Continued)

March 31, 2015

may be increased or decreased upon mutual written consent of the Master Fund and the lender. Outstanding borrowings bear interest at a rate equal to 3-month LIBOR plus 1.00% per annum (1.27% at March 31, 2015). A commitment fee is charged in the amount of 0.70% per annum on the total commitment amount of the Facility. Outstanding borrowings and accrued interest are due no later than December 31, 2015, the expiration date of the Facility, at which time the Master Fund and the lender can agree to extend the existing agreement. At March 31, 2015, the Master Fund had no outstanding borrowings under the Facility.

During the year ended March 31, 2015, the Master Fund’s maximum outstanding borrowing was $20,750,000. The weighted average principal outstanding during the period was approximately $2,364,853 at a weighted average interest rate of 1.25% per annum.

Recent Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurements: Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The amendment removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted. The Consolidated Master Fund did not early adopt this guidance as of year-end and is evaluating the impact of ASU 2015-07 on future reporting periods.

4. Fair Value Hierarchy

Current fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Consolidated Master Fund may, as a practical expedient, estimate the fair value of an Investee Fund based on the reported net asset value per share or its equivalent if the reported net asset value of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies. The hierarchy established under the fair value guidance gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement or based on liquidity, as indicated by the redemption terms:

Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The Consolidated Master Fund does not adjust the quoted price for these investments.

Level 2 – Quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

The Consolidated Master Fund’s investment in an Investee Fund shall be categorized within Level 2 if the Consolidated Master Fund has the ability to redeem its investment in the Investee Fund at the reported net asset value per share (or its equivalent) at the measurement date or within 90 days thereof, upon no greater than 90 days prior written notice.

Level 3 – Pricing inputs are unobservable for the investment and include instances where there is little, if any, market activity for the investment.

The Consolidated Master Fund has categorized within Level 3, investments in Investee Funds that are subject to a minimum holding period or lockup greater than 90 days from the measurement date, are in liquidation, cannot be redeemed within 90 days of the measurement date, are subject to redemption notice periods in excess of 90 days, have limited the individual amount of shareholder redemptions and/or aggregate amount of shareholder redemptions, or have suspended redemptions.

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Notes to Consolidated Financial Statements (Continued)

March 31, 2015

Investee Funds, as set forth in their governing legal agreements, may offer various liquidity terms for differing classes of investors. The Consolidated Master Fund’s investment in a particular Investee Fund may be comprised of investments with differing liquidity terms or investments that were made at different points in time that result in differences in the effective minimum holding period or lockup or participation in side pocket investments. As such, the classification of investments in Investee Funds may not be indicative of the actual liquidity available to the Consolidated Master Fund associated with each investment at March 31, 2015.

The classification of investments in Investee Funds included in the table below is meant to be indicative of the Consolidated Master Fund’s classification of its investments in Investee Funds. It is not meant to be indicative of the classification of investments in the underlying portfolios of the Investee Funds within the fair value hierarchy.

The following is a summary categorization, as of March 31, 2015, of the Consolidated Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

Investments in Investee Funds by Strategy	Level 1	Level 2	Level 3	Total
Equity	$—	$270,684,629	$274,775,107	$545,459,736
Event-Driven	—	—	75,090,032	75,090,032
Credit-Driven	—	—	53,083,121	53,083,121
Multi-Category	—	355,600	44,548,457	44,904,057
Global Macro	—	43,447,339	—	43,447,339
Relative Value	—	30,598,226	—	30,598,226
Managed Futures	—	12,638,676	—	12,638,676
	$—	$357,724,470	$447,496,717	$805,221,187

The changes in investments measured at fair value for which the Consolidated Master Fund used Level 3 inputs to determine fair value are as follows:

	Investments in Investee Funds by Strategy
	Equity	Event- Driven	Credit- Driven	Multi- Category	Total
Beginning Balance April 1, 2014	$201,927,277	$46,838,598	$40,580,236	$19,855,853	$309,201,964
Transfers into Level 3	2,431,639	—	—	—	2,431,639
Transfers out of Level 3	(71,536,680)	—	—	(341,879)	(71,878,559)
Net realized gain	5,144,323	—	—	—	5,144,323
Net change in unrealized appreciation	27,519,375	8,961,434	2,502,885	1,014,483	39,998,177
Purchases	122,428,000	19,290,000	10,000,000	24,020,000	175,738,000
Sales	(13,138,827)	—	—	—	(13,138,827)

Ending Balance March 31, 2015	$274,775,107	$75,090,032	$53,083,121	$44,548,457	$447,496,717

Change in unrealized appreciation related to investments still held as of March 31, 2015	$30,026,746	$8,961,434	$2,502,885	$1,014,483	$42,505,548

The Consolidated Master Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 are primarily due to updated liquidity terms, transfers between different strategies, or upon expiration of liquidity restrictions.

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Notes to Consolidated Financial Statements (Continued)

March 31, 2015

The following table summarizes investments in Investee Funds, by investment strategy and the amount of the investments in Investee Funds that cannot be redeemed because of redemption restrictions put in place by the Investee Funds. In instances where redemptions were restricted, the maximum remaining redemption restriction period is disclosed. Where the remaining redemption restriction period is not known, the date the redemption restriction commenced is disclosed.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Category (A)		Category (B)		Total $ (A) + (B)
		Amount $	Maximum Remaining Redemption Restriction Period	Amount $	Redemption Restriction Commencement Date

Equity	—	273,303,165	24 months	1,471,942	November 2014	274,775,107

Event-Driven	—	75,090,032	12 months	—	N/A	75,090,032

Credit-Driven	—	53,083,121	24 months	—	N/A	53,083,121

Multi-Category	—	44,548,457	24 months	—	N/A	44,548,457

Category (A) Investments in Investee Funds cannot be redeemed and the maximum remaining redemption restriction period is disclosed. The maximum remaining redemption restriction period is based on the restriction period for Investee Funds as defined in each respective Investee Fund’s governing legal agreements without consideration of the length of time elapsed from the date of investments in the Investee Fund. The Consolidated Master Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments which were made at differing points in time.

Category (B) Investments in Investee Funds cannot be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

Purchases and sales of investments for the year ended March 31, 2015 were $252,768,000 and $59,613,663, respectively.

5. Fund Terms

Issuance of Shares

The Master Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”). The Master Fund will issue Shares as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

Repurchase of Shares

The Master Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund

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Notes to Consolidated Financial Statements (Continued)

March 31, 2015

should repurchase Shares from shareholders pursuant to written tenders, the Master Fund’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects to recommend quarterly repurchases.

6. Related Party Transactions

Management Fee

The Master Fund pays the Investment Manager a management fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value. The Management Fee for any period less than a full quarter is pro-rated.

Expense Payments

The Investment Manager pays expenses on behalf of the Consolidated Master Fund and is subsequently reimbursed for such payments. As of March 31, 2015, the Consolidated Master Fund had $594,020 payable to the Investment Manager recorded in the Consolidated Statement of Assets and Liabilities.

7. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the Investee Funds may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Master Fund’s market risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic concentration risk. The Investee Funds invest in these instruments for trading and hedging purposes. The Consolidated Master Fund is indirectly subject to certain risks arising from investments made by the Investee Funds.

Market Risk

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions such as interest and currency rate movements. The Consolidated Master Fund is exposed to market risk indirectly as a result of the types of investments that the Investee Funds make. The Consolidated Master Fund actively monitors its exposure to market risk.

Investee Funds may invest in entities that trade or may invest directly in interest rate swaps, credit default swaps, exchange-traded and over-the-counter options, futures transactions, forward transactions, and securities sold, not yet purchased.

Credit Risk

Credit risk arises from the potential inability of counterparties to perform their obligations under the terms of a contract. The Consolidated Master Fund is indirectly exposed to credit risk related to the amount of accounting loss that the Investee Funds would incur if a counterparty fails to perform its obligations under contractual terms and if the Investee Funds fail to perform under their respective agreements.

8. Income Taxes

The primary difference between book and tax appreciation/depreciation of Investee Funds is attributable to adjustments to the tax basis of Investee Funds based on allocation of income and distributions from Investee Funds and the realization for tax purposes of financial statement unrealized gain/loss. In addition, the cost of Investee Funds for federal income tax purposes is adjusted for items of taxable income allocated to the

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Notes to Consolidated Financial Statements (Continued)

March 31, 2015

Master Fund from the Investee Funds. As of March 31, 2015, the aggregate cost of Investee Funds and the composition of unrealized appreciation and depreciation on Investee Funds for federal income tax purposes are noted below.

Federal tax cost of investments in Investee Funds	$695,840,908

Gross unrealized appreciation	$109,427,230
Gross unrealized depreciation	(46,951)

Net unrealized appreciation	$109,380,279

The tax character of dividends paid to shareholders during the year January 1, 2014 to December 31, 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$9,817,637	$17,666,404	$27,484,041	$—	$27,484,041

The tax character of dividends paid to shareholders during the period January 1, 2013 to December 31, 2013 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$1,930,620	$3,086,773	$5,017,393	$—	$5,017,393

As of the tax year ended October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$345,603	$3,947,202	$—	$6,250,065	$10,542,870

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Accordingly, the following permanent differences, primarily due to nondeductible stock issuance costs, have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2014:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$3,359,589	$(2,295,376)	$(1,064,213)

9. Subsequent Events

The Consolidated Master Fund has evaluated the impact of subsequent events through the date of financial statement issuance.

On March 26, 2015, the Master Fund commenced an offer to purchase (“Offer”) up to 3,905 Shares at a price equal to the Shares’ net asset value effective as of June 30, 2015. The Offer expires on June 19, 2015.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information

March 31, 2015 (Unaudited)

Management of the Fund

The Consolidated Master Fund’s operations are managed under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Consolidated Master Fund, (the “Independent Trustees”). The Consolidated Master Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Master Fund’s Declaration of Trust. The initial Trustees serving on the Board of Trustees have been elected by the initial shareholder of the Master Fund. The Consolidated Master Fund’s Board of Trustees also serves as the board of trustees of the Feeder Funds.

Compensation for Trustees

The Funds pay no compensation to any of their officers or to the Trustees who are not Independent Trustees. Each Independent Trustee is paid by the Funds $30,000 per fiscal year in aggregate for his or her services to the Funds. The Chairman of the Board of trustees of the Funds and the Chair of the Audit Committee each receive an additional $2,000 per fiscal year. The Trustees are reimbursed by the Funds for their travel expenses related to Board meetings, continuing education and conferences.

INDEPENDENT TRUSTEES
Name and Year of Birth	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
John M. Brown (1959)	Trustee	Since 1/2012	Retired (2012 to present) Independent Consultant (2010 to 2012) Principal, Aquiline Holdings (Private Equity) (2006 to 2010)	5	None
Frank J. Coates (1964)	Trustee	Since 1/2012	CEO, Wheelhouse Analytics, LLC (2010 to present) (Technology Solutions) CEO, Coates Analytics, LP (PNC Bank) (2005 to 2010) (Technology Solutions)	5	Member of Board of Managers of Evermore Global Advisors, LLC
Paul J. Lawler (1948)	Trustee	Since 1/2012	Retired (2010 to present) VP Investments & Chief Investment Officer, W.K. Kellogg Foundation and W.K. Kellogg Foundation Trust (1998 to 2010)	5	Trustee, First Eagle Variable Funds (1 portfolio), Trustee, First Eagle Funds (8 portfolios); Trustee (Audit Committee and Finance Committee Member), American University in Cairo

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Supplemental Information (Continued)

March 31, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name and Year of Birth	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
Kristen M. Leopold (1967)	Trustee	Since 1/2012	CFO, KL Associates LLC (CFO Consulting) (2005 to present) CFO, WFL Real Estate Services, LLC (2007 to present)	5	Trustee, CPG Alternative Strategies Fund, LLC; Trustee, CPG Carlyle Private Equity Fund, LLC; Trustee, CPG Carlyle Private Equity Master Fund, LLC

INTERESTED TRUSTEES
Name and Year of Birth of Interested Trustees	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
Peter Koffler(3) (1958)	Trustee	Since 12/2012	Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2012 to present) Chief Compliance Officer, The Blackstone Group L.P. (2013—Present) General Counsel, Blackstone Alternative Asset Management L.P. (2010 to present) Managing Director(4), Blackstone Alternative Asset Management L.P. (2006 to 2012) Chief Compliance Officer, Blackstone Alternative Asset Management L.P. (2008 to 2012)	5	None

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Supplemental Information (Continued)

March 31, 2015 (Unaudited)

OFFICERS
Name and Year of Birth	Positions Held with the Trust	Term of Office(5)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	Since 11/2011	Managing Director(4), Blackstone Alternative Asset Management L.P. (2014 to present)
Vice President, Blackstone Alternative Asset Management L.P. (2011 to 2013) Associate, Blackstone Alternative Asset Management L.P. (2010 to 2011) Associate, Merrill Lynch and Bank of America Merrill Lynch (2008 to 2010)
Brian F. Gavin (1969)	President (Principal Executive Officer)	Since 11/2011	Chief Operating Officer & Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2007 to present)
Hayley Stein (1977)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 12/2012	Managing Director(4), Blackstone Alternative Asset Management L.P. (2011 to present)
Chief Compliance Officer, Blackstone Alternative Asset Management L.P. and BAIA (2013 to present) Vice President, Blackstone Alternative Asset Management L.P. (2006 to 2011)
Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	Since 11/2011	Chief Financial Officer & Managing Director(4), Blackstone Alternative Asset Management L.P. (2007 to present)
James Hannigan (1983)	Chief Legal Officer	Since 03/2015	Vice President, Blackstone Alternative Asset Management L.P. (2014 to present)
Associate, Blackstone Alternative Asset Management L.P. (2012 to 2013) Assistant Vice President, FRM Americas, LLC (2011 to 2012) Associate, Wilke, Farr & Gallagher (2008 to 2011)

(1)

Term of office of each Trustee is indefinite, until his or her resignation, removal or death. Any Trustee of the Master-Feeder Funds may be removed from office in accordance with the provisions of the Declaration of Trust and Bylaws.

(2)	The “Fund Complex” consists of the Funds, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.
(3)	Mr. Koffler is an “interested person” of the Funds, as defined by the 1940 Act, due to his position with the Adviser and its affiliates.
(4)	Executive title, not a board of directorship.
(5)	Term of office for each Officer is indefinite, until his or her resignation, removal or disqualification.

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Supplemental Information (Continued)

March 31, 2015 (Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Consolidated Master Fund as of March 31, 2015.

Assets Class(1)	Fair Value	%
Equity	$545,459,736	67.74%
Event-Driven	75,090,032	9.32%
Credit-Driven	53,083,121	6.59%
Multi-Category	44,904,057	5.58%
Global Macro	43,447,339	5.40%
Relative Value	30,598,226	3.80%
Managed Futures	12,638,676	1.57%

Total Investments	$805,221,187	100.00%

(1)	The complete list of investments included in the listed asset class categories is included in the Consolidated Schedule of Investments of the Consolidated Master Fund.

Form N-Q Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Consolidated Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. The Consolidated Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, 2014, is available (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Board Approval of the Continuance of the Investment Management Agreement

At a joint meeting of the Boards of the Master Fund, BAAF, and BAAF II held in person on February 24-25, 2015, the Board, including all of the Independent Trustees, considered and unanimously approved the Investment Management Agreements (the “Agreements”) between each Fund and BAAM. (The Board and Independent Trustees also considered and unanimously approved the Investment Management Agreement between the Intermediate Fund and BAAM. Because the Intermediate Fund is a wholly-owned subsidiary of the Master Fund, the Board and Independent Trustees evaluated its Investment Management Agreement in conjunction with that of the Master Fund, not separately, and references to the Master Fund’s Agreement should be considered to include reference to the Intermediate Fund Investment Management Agreement.)

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Supplemental Information (Continued)

March 31, 2015 (Unaudited)

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the Agreements, the operations of the Funds, and other relevant considerations. The Independent Trustees met with representatives of BAAM separately in executive session to consider the information BAAM provided. They also met in executive session with their independent legal counsel. In evaluating the Agreement, the Board took into account the “master-feeder” structure and the fact that BAAM serves as investment adviser to each Fund but receives a management fee only from the Master Fund. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following considerations, among others:

Nature, Extent, and Quality of the Services

The Board discussed BAAM’s personnel, operations, and financial condition and considered: the background and experience of key investment personnel and BAAM’s ability to retain them; BAAM’s focus on analysis of complex asset categories; BAAM’s disciplined investment approach and commitment to investment principles; BAAM’s status as one of the world’s largest discretionary allocators to hedge funds and the potential competitive advantage resulting from that status in sourcing hedge fund investments; BAAM’s manager selection and due diligence process; BAAM’s significant compliance efforts; and BAAM’s oversight of and interaction with service providers. The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew each Agreement. The Board also concluded that BAAM likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape, and investor needs.

Fund Performance

The Board, including the Independent Trustees, received and considered information about the one year, quarter-to-date, year-to-date, and trailing 3 months performance information of BAAF, Advisor Class II Shares of BAAF II and Advisor Class III Shares of BAAF II (net of fees and expenses) for 2014, as compared to various indices and the 2014 monthly and calendar year performance of BAAF (net of fees and expenses), as competitor funds having a similar equity long/short investment strategy or a multi-strategy strategy (the “Committee-prepared peer group”) . In addition, the Board considered information about performance risk measurements of BAAF and the Committee-prepared peer group such as (i) annualized return, (ii) standard deviation, (iii) Sharpe ratio and (iv) beta statistics. The Board noted that the one year performance return of BAAF (for the twelve months ended November 2014) was above the return of six of the seven funds in the Committee-prepared peer group over the same period.

The Board further considered information about the annualized standard deviation, a key measurement of volatility, of BAAF and each of the funds in the Committee-prepared peer group over various periods, BAAF’s upside and downside capture, and BAAF’s historical performance and volatility versus that of several indices. Taking into account such factors, the Board concluded that the investment performance generated by BAAM was generally satisfactory.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of BAAF (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds of hedge funds selected by Lipper with similar investment objectives (‘‘Lipper-prepared peer group’’). The Board also considered analysis provided by BAAM on the Lipper-prepared peer group.

Specifically, the Board considered data based on information provided by Lipper indicating that, (i) the contractual (before waivers) management (including both investment management and administration fees)

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2015 (Unaudited)

fee rate of BAAF, was ranked five of eight among the contractual management (including both investment management and administration fees) fee rate of the Lipper-prepared peer group, and (ii) the actual (after waivers) management fee of BAAF was ranked five of eight among the actual management fee rate of the Lipper-prepared peer group.

The Board also took into consideration the peer group analysis prepared by BAAM, under the guidance of the Mandate Oversight Committee, as of February 2015, which showed fees and expenses of BAAF and a group of competitor funds selected by BAAM (including the seven funds in the Committee-selected peer group used for performance comparisons). The Board noted that: (i) BAAF’s contractual management fee was slightly higher than the average contractual management fee of the peer group (excluding BAAF); and (ii) BAAF’s total net expenses were higher than average total net expenses of the peer group (excluding BAAF). The board also considered the scope of services provided by BAAM. On the basis of the factors considered and information presented, the Board determined that BAAF fee rates were not unreasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAAM, the Board considered BAAM’s resources devoted to the Funds as well as the revenues earned and expenses incurred by BAAM in connection with its management of the Funds. The Board considered profitability data provided by BAAM showing fees, revenues, and overhead expenses of BAAF and BAAF II. The Board took into account the significant investment by, and cost to, BAAM regarding service infrastructure to support the Funds and their investors. On the basis of the Board’s review of the fees to be charged by BAAM for investment advisory and related services, the relatively unique, and highly specialized, nature of the Fund’s investment program, BAAM’s financial information, and the estimated overhead costs associated with managing the Alpha Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by an expense limitation agreement.

Economies of Scale

While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees are reasonable in light of the Funds’ current and anticipated sizes and reflect the Funds’ complex operations. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BAAM, in the future.

Other Benefits

The Board noted that BAAM reported that it does not expect to receive significant ancillary benefits as a result of its relationship with the Funds and BAAM does not realize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BAAM from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to each Fund and investors therein, and are consistent with industry practice and the best interests of each Fund and its shareholders.

Other Considerations

In addition, the Board considered BAAF’s and BAAF II’s since inception return, volatility, Sharpe ratio, and beta ratio in comparison to those of the HFRI Equity Hedge Index, S&P 500 Total Return Index, and Barclays Aggregate Bond Index. The Board noted that (i) BAAF’s and BAAF II’s returns and Sharpe ratio were higher than those of the HFRI Equity Hedge Index and Barclays Aggregate Bond Index; (ii) BAAF’s

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2015 (Unaudited)

and BAAF II’s volatility and beta ratios were less than the HFRI Equity Hedge Index; and (iii) BAAF’s and BAAF II’s returns were less than those of the S&P 500 Total Return Index, as would be expected during periods of strong equity market performance; however the volatility and beta measurements were significantly less than those of the S&P 500 Total Return Index. The Board also evaluated the comparative information provided by BAAM regarding the five-year performance of BAAF and BAAF II and another similar investment fund managed by BAAM, compared with the five-year performance of the indices. On the basis of the Board’s assessment, the Board concluded that BAAM was capable of generating a level of long term investment performance that is appropriate in light of the Funds’ investment objectives, policies, and strategies and fully competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Agreements were fair and reasonable with respect to the services that BAAM provides to the Funds and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Additional Information

The Master Fund’s registration statement and statement of additional information includes additional information about the Trustees of the Fund. The registration statement and statement of additional information is available, without charge, upon request by calling 1-855-890-7725.

Blackstone Alternative Alpha Fund

Blackstone Alternative Alpha Master Fund

Trustees

John M. Brown, Chairman

Frank J. Coates

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Investment Manager

Blackstone Alternative Asset Management L.P.

345 Park Avenue

New York, New York 10154

Administrator and Fund

Accounting Agent

State Street Bank and Trust Company

100 Huntington Avenue,

Copley Place Tower 2, Floor 3

Boston, MA 02116-0255

Custodian

Citibank

388 Greenwich Street,

New York, NY 10013

Transfer Agent

State Street Bank and Trust Company

100 Huntington Avenue,

Copley Place Tower 2, Floor 3

Boston, MA 02116-0255

Officers

Brian F. Gavin, President and Principal Executive Officer

Arthur Liao, Treasurer and Principal Financial and Accounting Officer

Hayley Stein, Chief Compliance Officer

James Hannigan, Chief Legal Officer

Stephen Buehler, Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza,

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Alpha Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s prospectus and statement of additional information without charge by calling the Fund’s transfer agent at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(a)(2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		Current Year	Previous Year
(a)	Audit Fees	$42,500	$40,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$10,250	$12,800
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Alternative Asset Management L.P., the investment adviser of the registrant (“BAAM”), and any entity controlling, controlled by, or under common control with BAAM that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
100%	100%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers – as of June 5, 2015

Each of the registrant and Blackstone Alternative Alpha Fund II (“BAAF II”) is a “feeder fund” that invests substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund” and together with the registrant and BAAF II, the “BAAF Funds”). The portfolio managers of the BAAF Funds have day-to-day management responsibilities for the portfolio of such funds. BAAM’s Investment Committee reviews and approves investments made by the BAAF Funds but is not primarily responsible for the day-to-day management of the portfolio of such funds. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Bibliography
Alberto Santulin (Portfolio Manager)	2012	Managing Director of BAAM since 2005.

Rich Scarinci (Portfolio Manager)	2015	Managing Director of BAAM since 2013; Vice President of BAAM from 2010-2012.

*	Mr. Santulin has served as portfolio manager of the Master Fund since 2012 and BAAF II since 2013; Mr. Scarinci has served as portfolio manager of the Master Fund and BAAF II since 2015.

(a)(2) Other Accounts Managed by Portfolio Managers – as of March 31, 2015

The table below identifies, for each named portfolio manager of the registrant (a “Portfolio Manager”), the number of accounts (other than the registrant, the Master Fund or BAAF II) for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fees is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alberto Santulin	2	0	0	0	0	0
	$2.538 billion	$0	$0	$0	$0	$0
Rich Scarinci	2	0	0	0	0	0
	$2.538 billion	$0	$0	$0	$0	$0

Potential Conflicts of Interest. The BAAF Funds may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities. If an investment opportunity is appropriate for the BAAF Funds and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within The Blackstone Group L.P.’s, the parent company of BAAM (“Blackstone”), Hedge Fund Solutions Group, acts as an investment manager, managing member or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity. To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the BAAF Funds, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the BAAF Funds and are limited in capacity, BAAM may be required to choose among the BAAF Funds, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Financial Interests in Underlying Managers. BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the BAAF Funds and such other investment vehicles managed by such other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers. Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF II, or the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the BAAF Funds’ assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds may not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF II, or the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the BAAF Funds in an Emerging Manager Vehicle would not be prohibited under the 1940 Act, such investment generally would benefit the Strategic Alliance Fund and a withdrawal/redemption by the BAAF Funds from such vehicle generally would be detrimental to the Strategic Alliance Fund. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the BAAF Funds, on the one hand, and BAAM’s interest in the success of the Strategic Alliance Fund, on the other hand. There is significant overlap between BAAM’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, manages certain funds (the “BSCA Funds”) that seek to make investments in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF II, or the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the BAAF Funds in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the BAAF Funds from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the BAAF Funds, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. There is significant overlap between BAAM’s and BSCA’s investment committees.

Blackstone Senfina Advisors L.L.C. Blackstone Senfina Advisors L.L.C. (“BSA”), an affiliate of BAAM, manages certain funds (each, a “BSA Fund”) that will allocate capital among unaffiliated portfolio managers (“BSA Managers”) and invest capital directly. Initially, all BSA Managers will be exclusive to the BSA Funds, but, in the future, may develop their own investment management business. BSA expects to have a revenue share or other economic interest in such businesses. The nature of BAAM’s or its affiliates’ relationship with the BSA Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds may not be able to invest in the investment vehicles managed by the BSA Managers, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the BAAF Funds) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the BAAF Funds in an investment vehicle managed by a BSA Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSA Fund and a withdrawal/redemption by the BAAF Funds from such fund generally would be detrimental to the BSA Fund. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the BAAF Funds, on the one hand, and BAAM’s interest in the success of the BSA Fund, on the other hand. There is significant overlap between BAAM’s and BSA’s investment committees.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the BAAF Funds expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the BAAF Funds expect to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the BAAF Funds, might become restricted to those respective businesses and otherwise be unavailable to the BAAF Funds.

Blackstone Proprietary Funds. From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the BAAF Funds. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates’ relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF or the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, BAAM and its Affiliates. BAAM devotes to the BAAF Funds as much time as is necessary or appropriate, in its judgment, to manage the BAAF Funds’ activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the BAAF Funds and may also carry on investment activities for a significant number of other clients (including other investment funds sponsored by BAAM, Blackstone or their affiliates) in which the BAAF Funds have no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the BAAF Funds. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the BAAF Funds but such time will be allocated among the BAAF Funds and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the BAAF Funds may otherwise have to participate in investments. The BAAF Funds may be forced to waive voting rights or sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the BAAF Funds’ assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing BAAF Fund investment in an investment fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the BAAF Funds and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the BAAF Funds’ investment, BAAM may cause the BAAF Funds to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see Non-Discretionary/Advisory Clients below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the BAAF Funds, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the BAAF Funds but, for various reasons, were not pursued by, or available to, the BAAF Funds. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the BAAF Funds that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the BAAF Funds have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the BAAF Funds.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the BAAF Funds. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients. BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the BAAF Funds, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the BAAF Funds, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from investment funds at the same time as such non-discretionary clients. Similarly, to the extent that an investment fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the BAAF Funds, BAAM Multi-Manager Funds or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the BAAF Funds, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the BAAF Funds, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements. Certain broker-dealer affiliates of BAAM may enter into placement agent agreements or otherwise be retained as placement agent by an investment fund. Under these placement agent agreements, to the extent permitted by applicable law, the investment fund may compensate BAAM’s affiliates for referring investors (including the BAAF Funds) to the investment fund and such fees will not be shared with the BAAF Funds or their investors.

Service Providers and Financial Institutions as Investors. From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the BAAF Funds or have a relationship with BAAM and/or Blackstone. Through such “capital introduction” events, prospective investors in the BAAF Funds have the opportunity to meet with BAAM. Neither BAAM nor the BAAF Funds compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and BAAM in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the BAAF Funds.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the BAAF Funds. These institutions and employees are a potential source of information and ideas that could benefit the BAAF Funds. BAAM has procedures in place designed to prevent the inappropriate use of such information by the BAAF Funds.

Middle- and Back-Office Services. To the extent permitted by the 1940 Act, Arcesium LLC (“Arcesium”) may provide certain middle- and back-office services and technology to the BAAF Funds, the underlying investment funds in which the BAAF Funds invest and/or to certain other clients that may be affiliated with BAAM. BAAM holds a non-controlling, minority equity interest in Arcesium. The services and technology provided to the BAAF Funds by Arcesium would support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, and other services and technology as agreed between BAAM, on behalf of the BAAF Funds, and Arcesium.

In return for such services, Arcesium would receive from the BAAF Funds and any other clients affiliated with BAAM, a one-time upfront implementation fee, an annual software fee (based on the BAAF Funds’ net asset value and the net asset value of such other clients, as applicable), and an annual operations services fee (based on the aggregate of the BAAF Funds’ net asset value and the net asset value of such other clients) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees have been negotiated at arm’s-length, and BAAM believes them to be reasonable in relation to the services provided and consistent with prevailing charges from third party providers of the same or substantially similar services. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the BAAF Funds, is generally determined by the Administrator under the overall supervision of BAAM, there may be conflicts with respect to calculation of the BAAF Funds’ net asset value.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law (including, for the avoidance of doubt, ERISA, to the extent applicable), such cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse the clients that are managed by BAAM and its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium.

Transactions between the BAAF Funds and Other BAAM Clients. BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the BAAF Funds to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

(a)(3) Compensation of Portfolio Managers

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by BAAM or its affiliates and not by the registrant, BAAF II, or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P., the parent company of BAAM (“Blackstone”), which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’

discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of BAAM and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of BAAM; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to BAAM derived from the management of the registrant, BAAF II, the Master Fund and the other accounts managed by BAAM; the absolute performance of the registrant, BAAF II, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Manager in assisting with managing the assets of BAAM; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of the registrant and the Master Fund beneficially owned by each Portfolio Manager.

Portfolio Manager	Registrant	Master Fund
Alberto Santulin*	None	None
Rich Scarinci**	None	None

*	As of March 31, 2015
**	As of June 5, 2015

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Blackstone Alternative Alpha Fund

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date June 5, 2015

By (Signature and Title)	/s/ Arthur Liao
Arthur Liao, Treasurer (Principal Financial and Accounting Officer)

Date June 5, 2015